Exhibit 3.1

CUSIP 774853 10 5 RODEDAWG INTERNATIONAL INDUSTRIES, INC. INCORPORATED UNDER THE LAWS OF THE STATE OF NE V ADA COMMON STOCK SEE REVERSE FOR CERTAIN DEFINITIONS FULLY PAID AND NON - ASSESSABLE SHARES OF THE COMMON STOCK, $0.001 PAR VALUE, OF RODEDAWG INTERNATIONAL INDUSTRIES, INC. (hereinafter called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of the Certificate properly endorsed . This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Articles of Incorporation, as amended, and the Bylaws of the Corporation, as amended (copies of which are on file at the office of the Transfer Agent), to all of which the holder of this Certificate by acceptance hereof assents . This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar . Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers . DATE: : \ ,,,,,,, , ..... .. . ,,,,,,,. .... • . • •• .. . ' . 1 . ' . \ . Q .. · · , , · ,. · l † * ::. 6 OJi:..· : ,. - · \ :: ;:::, . - v v - ·· : ( o f SEAL · ) i = : \ 'Z.• : s I \ " ·. ; · .. .. i \ . , . . , . . , . . ,, , 0 ,,, , 4 : o . . a . * .. . · . , . : . , _ _ " ( , \ _ ,,, , ... ,,,,,, ,,,,, 111 1111 1 1 1 ' 1 TRANSFER AGENT - AUTIIORIZED SIGNATURE Countersigned: SECURITIES TRANSFER CORPORATION P.O. Box 701629 Dallas, Tx. 75370 By: / -- PRESIDENT yl -- SECRETARY

RODEDAWG INTERNATIONAL INDUSTRIES, INC. TRANSFER FEE $20.00 PER NEW CERTIFICATE ISSUED A FULL STATEMENT OF THE RELATIVE RIGHTS, INTERESTS, PREFERENCES AND RESTRICTIONS OF EACH CLASS OF STOCK WILL BE FURNISHED BY THE CORPORATION TO ANY SHAREHOLDER UPON WRITTEN REQUEST, WITHOUT CHARGE. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM - as tenants in common UNIF GIFT MIN ACT - .............................Custodian............................. TEN ENT - as tenants by the entireties (Cust) (Minor) JT TEN - as joint tenants with right of under Uniform Gifts to Minors survivorship and not as Ac t ................................................................... . .. tenants in common (State) Additional abbreviations may also be used though not in the above list. Please in serf Social Security or other identifying number of assignee Please print or typewrite name and address including postal zip code of assignee ............................................................................................................................. ... ....................... .... - .. 9'._.,,r,_.,. . . - ,4, - J. , -- ' - .,.,.,.. 4 .. ...... - •.t............................................................................................ Attorney to transfer the said stock on the books of the within - named Corporation with full power of substitution in the premises. Dated.................., 20........ Signature: x .................................................................................. . . x .................................................................................. . . Signature Guarantee: THE SIGNATURE(S) SHOULD BE MEDALLION STAMP GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION PURSUANT TO S.E.C. RULE 17AD - 15. Signature(s) guaranteed by: